Comprehensive Loss	9 Months Ended
Dec. 31, 2016
Equity [Abstract]
Comprehensive Loss

12. Comprehensive Loss

Comprehensive loss is defined as the change in equity of a business enterprise during a period from transactions, other events, and circumstances from non-owner sources. Comprehensive loss consists of net loss and other comprehensive income (loss), which includes certain changes in equity that are excluded from net loss. Specifically, cumulative foreign currency translation adjustments and unrealized gains and losses on investments are included in accumulated other comprehensive loss. As of December 31, 2016 and March 31, 2016, accumulated other comprehensive loss is presented separately on the consolidated balance sheets and consists of cumulative foreign currency translation adjustments and unrealized gains and losses on investments.